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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 29, 2003

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

          Illinois                      1-15659                 74-2928353
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Press Release of Dynegy Inc. dated April 29, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The information in this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     On April 29, Dynegy issued a press release announcing the Company's earnings for the first quarter 2003. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. A copy of the press release is filed as Exhibit 99.1.

     The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYNEGY INC.

                                   BY:   /s/ Keith R. Fullenweider
                                       -----------------------------------
                                       Keith R. Fullenweider
                                       Senior Vice President, Deputy General
                                       Counsel and  Secretary

Dated: April 29, 2003